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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

[X] Current Report Pursuant to Section 13 or 15(d) of the Securities and
    Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 20, 2000
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                           NE RESTAURANT COMPANY, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                        Commission File Number 333-62775

              Delaware                                  06-1311266
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  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                  Identification Number)


5 Clock Tower Place, Maynard, Massachusetts               01754
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 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (978) 897-1400
                                                     --------------



                                       N/A

          (Former Name or former address, if changed since last report)


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Item 5.           Other Information

      MAYNARD, MASSACHUSETTS, NOVEMBER 20, 2000. NE Restaurant Company, Inc. (NERCO) announced it has reached an agreement to sell to Brinker International, Inc. the forty Chili's Grill & Bar and seven On The Border Mexican Grill & Cantina locations currently operated by NERCO. In addition, four Chili's sites currently under development by NERCO will be part of the disposition. Total consideration, subject to closing adjustments, is approximately $93 million.

      The agreement calls for the transition of the 47 franchised restaurant properties including facilities, equipment and management teams to Brinker following a due diligence period. NERCO will continue to own and operate all locations of Bertucci's, its proprietary concept.

      "We have achieved exceptional financial success as well as enjoyed excellent corporate and personal relationships with Brinker during the past nine years as their largest franchisee," said Ben Jacobson, NERCO's Chairman and President. "At this time we have decided to invest our resources in the development of Bertucci's which we believe has extraordinary growth potential."

      NERCO currently owns and operates 72 Bertucci's Brick Oven Pizzeria restaurants featuring freshly prepared, Italian-style entrees made from original recipes, including gourmet pizzas and specialty pasta dishes.

      The statements contained in this press release that are not historical facts are forward-looking statements. These forward-looking statements involve risks and uncertainties and, consequently, could be affected by general business and economic conditions, the impact of competition, the seasonality of the company's business, governmental regulations, and inflation.

Item 7.           Exhibits

      (99)  Press release, dated November 20, 2000




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         NE RESTAURANT COMPANY, INC.
                                    ------------------------------------
                                               (Registrant)




Date: December 19, 2000             By:         /s/ David J. Nace
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                                                David J. Nace
                                                Chief Financial Officer and
                                                Executive Vice President







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